UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒          Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12

WORKDAY, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

Your Vote Counts! *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V73550-P25848 WORKDAY, INC. 6110 STONERIDGE MALL ROAD PLEASANTON, CA 94588 WORKDAY, INC. 2025 Annual Meeting Vote by June 3, 2025 11:59 PM EDT You invested in WORKDAY, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 4, 2025. Vote Online at the Virtual Meeting* June 4, 2025 9:00 a.m. Pacific Daylight Time Access the Virtual Meeting at: www.virtualshareholdermeeting.com/WDAY2025 Get informed before you vote View the Combined Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by submitting a request prior to May 21, 2025. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639, or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy of the materials.

Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V73551-P25848 THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. 1. Election of Class I Directors. Nominees: 1a. Carl M. Eschenbach For 1b. Michael M. McNamara For 1c. Michael L. Speiser For 1d. Jerry Yang For 2. To ratify the appointment of Ernst & Young LLP as Workday’s independent registered public accounting firm for the fiscal year ending January 31, 2026. For 3. To approve, on an advisory basis, the compensation of our named executive officers as disclosed in the Proxy Statement. For